                                                          Annual Report
                                                     [MUNDER @VANTAGE FUND LOGO]

                                                                   JUNE 30, 2001


                                                                    "The @Vantage Fund is a closed-end
                                                                    interval fund, designed for investors
                                                                    with a long-term focus who wish to
                                                                    invest in the technology sector of the
                                                                    stock market."

THE @VANTAGE FUND LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

       On the following pages, you will find the most recent financial information for the @Vantage Fund. The information extends through June 30, 2001.

       The @Vantage Fund is a closed-end interval fund, designed for investors with a long-term focus who wish to invest in the technology sector of the stock market. The Fund invests in technology-related companies of all sizes and at all stages of development, including start-up companies. It will therefore hold both publicly traded equities and private equity investments.

       The following chart shows the returns of the S&P 500 Index and its technology sector over the past eight quarters. As the chart illustrates, technology has been far more volatile than the S&P 500 itself. For the year ending June 30, 2000, the technology sector of the S&P 500 earned a 50.37% return compared to the 7.25% return for the S&P 500. For the year ending June 30, 2001, the technology sector was volatile on the downside with a return of -52.73%, compared to the -14.83% return for the S&P 500 Index. Needless to say, these have been challenging times in which to be involved with a technology fund.

                    TOTAL RETURNS FOR THE TECHNOLOGY SECTOR
                             AND THE S&P 500 INDEX
[GRAPH]

                                                                TECHNOLOGY SECTOR OF S&P 500
                                                                           INDEX                          S&P 500 INDEX
                                                                ----------------------------              -------------
Q3 99                                                                        5.34                              -6.25
Q4 99                                                                       35.80                              14.88
Q1 00                                                                       15.17                               2.29
Q2 00                                                                       -8.73                              -2.66
Q3 00                                                                      -14.39                              -0.97
Q4 00                                                                      -33.27                              -7.83
Q1 01                                                                      -26.43                             -11.86
Q2 01                                                                       12.46                               5.85

Source: FactSet

         As of June 30, 2001, the market value of the @Vantage Fund was $72.94 million. The asset allocation was 63.6% in public equities, 5.4% in private equities and 31.0% in cash. Approximately 75% of the cash position is allocated to venture partnership commitments that have not yet been called. The remainder of the cash is targeted for as-yet undetermined private equity opportunities.

         While many of our strategies and tactics for investing the Fund's assets have helped performance on a relative basis, we could not prevent the Fund from participation in the volatility of the technology sector of the market. We remain confident, however, that over an appropriate time horizon (traditionally five to seven years or more for venture capital investors), the @Vantage Fund can be a positive investment for its shareholders.

         While sector funds can play an important role in a well-balanced portfolio, they tend to be more volatile than funds aimed at the broader stock market. For that reason, sector funds, including the @Vantage Fund, are most appropriate for investors with a longer-term time horizon. In addition, the percentage of an investor's total assets committed to a sector fund should reflect the risk and return levels appropriate for that investor.

       If you have any questions about the @Vantage Fund, please contact your financial advisor. You can also contact us through our website at www.@vantagefund.com. Thank you for your confidence in Munder Capital Management. We value the opportunity to work with you towards meeting your investment objectives.
       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                II          Munder @Vantage Fund
                                IV          HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder @Vantage Fund
                                4           FINANCIAL STATEMENTS
                                7           FINANCIAL HIGHLIGHTS
                                8           NOTES TO FINANCIAL STATEMENTS
                                13          REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

@VANTAGE FUND

FUND MANAGERS: THE @VANTAGE FUND TEAM
     The Fund began operations on October 17, 2000. The Fund's return from its inception through June 30, 2001 was -57.40% (net of the maximum sales charge). Through June 30, the Fund's year-to-date return was -34.22% (net of the maximum sales charge) relative to the -6.70% return for the S&P 500 Index.

     The environment since the Fund's inception has been a brutal one for technology investors. Around the world, businesses are attempting to cut costs in response to shrinking revenues. Two areas that have been hard hit by cost reductions are new technology initiatives and advertising. This has dramatically impacted business for firms involved in the technology sector of the market, particularly since advertising is a major revenue source for many online businesses.

     When the economy improves and capital investment returns to normal, the surviving technology leaders should be in a position to capture a meaningful share of attractive market opportunities. Our current goal is to identify and invest in these survivors.

THE PUBLIC EQUITY SEGMENT OF THE FUND
     One primary focus in the public equity segment of the Fund is on companies selling to businesses, with an emphasis on security and software products and services. Software in particular has shown relative strength in the business-to-business segment of the market. Our largest exposures in this segment of the market are Check Point, Veritas Software, Internet Security Systems, Vignette, WebMethods and BEA Systems. Our other major emphasis is on audience aggregators. Our holdings among this group of firms include DoubleClick, Yahoo!, AOL Time Warner, Infospace, CNET, Homestore, TMP Worldwide and eBay.

     A secondary emphasis of the Fund is investment in niche telecommunications equipment suppliers. While the sector has sold off deeply and business is poor for the big players, we believe that there is opportunity in smaller telecom suppliers who are leaders in fast-growing sub-markets. Our holdings of these companies include MRV Communications, Sorrento Networks, Remec, UTStarCom, Metawave, Gilat and Ulticom.

     For the publicly traded companies in the Fund, portfolio-weighted average revenue growth was 37% on a year-over-year basis for the quarter ending June 30, 2001, including companies that reported through July 23. Over 87% of the market value of the public equity segment of the portfolio is invested in companies that are either profitable, cash flow break-even or EBITDA (earnings before interest, taxes, depreciation or amortization) positive.

THE PRIVATE EQUITY SEGMENT OF THE FUND
     The 5.4% of the Fund's assets invested in private equities are split between direct and indirect investments. While we continue to evaluate multiple opportunities for new investments in this category, we remain cautious as public companies continue to miss earnings estimates which is negatively impacting private market valuations. We are actively meeting with the management teams of many companies in order to track their progress and better gauge which ones have the potential to

           ---------------------------------------------------------------------

be successful. In our view, patience combined with a targeted focus on identifying potential market leaders will prove to be a strategy that will benefit shareholders of the @Vantage Fund.

     As of June 30, we had approximately $12.5 million available for new private equity investments and expect to invest between $1 million and $2 million in approximately eight different companies. The timing of these investments is dependent on a variety of factors, including market conditions and the economic outlook. However, we believe that 2002 and beyond will be a better investment climate for private opportunities than 2001.

     The Fund holds three direct private investments: Real Names, Dot TV and SeeCommerce. During the second quarter of 2001, we were able to exit from Mayan Networks when a liquidity opportunity arose. Given the financial state of the end market customers for Mayan's products, we felt it appropriate to liquidate our position in Mayan, even at a loss. We were able to recover approximately 22% of the invested capital. We believe that there are other investment opportunities that will make better use of this recovered capital. On a positive note, Real Names continues to strengthen its position in the market and now has positive cash flow. In addition, SeeCommerce was named by both Red Herring Magazine and Upside Magazine as one of the top 50 companies to watch. This was the only enterprise software company to be named on both lists. Additionally, SeeCommerce was awarded the Investors Choice award by Technologic Partners.

     With respect to indirect private investments, we are encouraged by the performance of our venture capital partners. Although only 2% of the @Vantage Fund's assets are invested in venture capital funds, a full 14% has been committed to such investments pending capital calls from our venture partners. We expect the pace of venture capital investing to pick up in the third and fourth quarter of 2001 and are beginning to see some early signs of new investment activity taking place.

     We noted earlier in the year that VxTel, which was a later stage investment in the TeleSoft Partners II Fund, was in the process of being acquired by Intel. During the second quarter, we received news that Versatile Optical, another holding in the TeleSoft portfolio, is being acquired by Vitesse Semiconductor for 10,000,000 shares of Vitesse stock. The ultimate return realization will not be known until the transaction closes and the stock is distributed. However, based on current market prices, the transaction should be favorable to investors. The acquisition is subject to closing conditions, including regulatory approval, and is expected to close in the third quarter.

     Looking forward, we anticipate that the environment for technology companies will improve over the next several quarters. We continue to pursue investment opportunities in companies that meet our strict investment criteria and will maintain our disciplined investment approach with a focus on quality. Markets like the one we have experienced since the inception of the Fund require patience. We believe that this patience will be rewarded and we look forward to the investment opportunities that are ahead of us.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------
The following graph represents the performance of the Fund since its inception. The information contained in the chart and table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

@VANTAGE FUND
                                       HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                FUND - 4.00% FRONT-END LOAD                  S&P 500
                                                                ---------------------------                  -------
10/17/00                                                                     9600                              10000
                                                                          9553.92                              10591
                                                                          6377.28                            9756.01
                                                                          6217.25                            9803.71
                                                                          6677.34                            10151.5
                                                                          5157.04                            9225.93
                                                                          4192.84                            8641.47
                                                                          4416.97                               9313
                                                                          4224.92                            9375.39
6/30/01                                                                   4260.20                             9147.2

                                      GROWTH OF A $10,000 INVESTMENT
                         ---------------------------------------------------------

                           WITH                 WITHOUT                    S&P
                           LOAD                    LOAD                   500#
----------------------------------------------------------------------------------
@Vantage                 $4,260*                $4,437                  $9,147

                                  AGGREGATE TOTAL RETURNS
                          ---------------------------------------
                                                        SINCE
                              SINCE                 INCEPTION
                          INCEPTION                     W/OUT
                             W/LOAD                      LOAD
------------------------  ---------------------------------------
@Vantage                  (57.40)%*                 (55.63)%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 4.00%.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2001

              ------------------------------------------------------------------

        SHARES                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 69.1%
                     COMMERCIAL SERVICES & SUPPLIES -- 0.4%
          20,000     DiamondCluster International, Inc. +                                              $        254,600
                                                                                                       ----------------

                     COMMUNICATION EQUIPMENT -- 17.8%
          40,200     Brocade Communications Systems, Inc. +                                                   1,768,398
         107,400     Cisco Systems, Inc. +                                                                    1,954,680
          40,000     Gilat Satellite Networks Ltd.                                                              480,000
         200,000     Metawave Communications Corporation +                                                    1,038,000
         195,600     MRV Communications, Inc. +                                                               1,828,860
         130,300     Multilink Technology Corporation +                                                       1,863,290
         100,050     REMEC, Inc. +                                                                            1,240,620
           4,800     Research In Motion Ltd. +                                                                  154,800
         104,100     Sorrento Networks Corporation +                                                          1,247,118
         300,000     Telesoft Corporation +,**                                                                  260,739
          38,300     UTStarcom, Inc. +                                                                          892,390
                                                                                                       ----------------

                                                                                                             12,728,895
                                                                                                       ----------------

                     DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
         420,000     Equinix, Inc. +                                                                            449,400
                                                                                                       ----------------

                     INTERNET SOFTWARE & SERVICES -- 32.8%
          39,700     Check Point Software Technologies Ltd. +                                                 2,007,629
          91,000     CNET Networks, Inc. +                                                                    1,183,000
         187,500     CenterPoint Ventures III +,**                                                              166,669
          50,000     Digex, Inc. +                                                                              650,000
       3,000,000     Dot TV   +,**                                                                              900,000
         128,800     DoubleClick, Inc. +                                                                      1,798,048
           9,700     eBay, Inc. +                                                                               664,353
          40,600     GoTo.com, Inc. +                                                                           789,670
          36,600     HomeStore.com,  Inc. +                                                                   1,279,536
         296,200     InfoSpace, Inc. +                                                                        1,137,408
         358,400     Multex.com, Inc. +                                                                       5,824,000
         400,000     RealNames Corporation   +,**                                                               240,000
         221,893     See Commerce   +,**                                                                      1,500,000
         125,000     SportsLine USA, Inc. +                                                                     287,500
         268,500     Vicinity Corporation +                                                                     461,820
         156,400     Vignette Corporation +                                                                   1,387,268
          52,200     webMethods, Inc. +                                                                       1,105,596
         104,100     Yahoo!, Inc. +                                                                           2,080,959
                                                                                                       ----------------

                                                                                                             23,463,456
                                                                                                       ----------------
                     MEDIA -- 4.5%
          36,600     AOL Time Warner, Inc. +                                                                  1,939,800
         340,000     LifeMinders, Inc.                                                                          537,200
          12,300     TMP Worldwide, Inc. +                                                                      738,000
                                                                                                       ----------------
                                                                                                              3,215,000
                                                                                                       ----------------



                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2001
                                    (Continued)
               -----------------------------------------------------------------

        SHARES                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

                     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.7%
          93,700     Transmeta Corporation +                                                           $        522,846
                                                                                                       ----------------

                     SOFTWARE -- 12.3%
          35,400     Bea Systems, Inc. +                                                                      1,087,134
         109,400     Inktomi Corporation +                                                                    1,049,146
          78,000     Internet Security Systems, Inc. +                                                        3,787,680
          10,000     Ulticom, Inc. +                                                                            338,000
          38,500     VERITAS Software Corporation +                                                           2,561,405
                                                                                                       ----------------

                                                                                                              8,823,365
                                                                                                       ----------------

TOTAL COMMON STOCKS
   (Cost  $70,839,286)                                                                                       49,457,562
                                                                                                       ----------------

LIMITED PARTNERSHIPS -- 1.2%
         300,000     Nea X Ltd. +,**                                                                            283,410
         500,000     Tech Farm Ventures +,**                                                                    457,850
         200,000     Trident Capital Finance, Inc. +,**                                                         152,980
                                                                                                       ----------------

TOTAL LIMITED PARTNERSHIP
   (Cost  $1,000,000)                                                                                           894,240
                                                                                                       ----------------

       PRINCIPAL
        AMOUNT
-----------------------

REPURCHASE AGREEMENTS -- 31.5%
   (Cost  $22,593,000)
$      3,993,000     Agreement with State Street Bank and Trust Company,
                     3.880% dated 06/29/2001, to be repurchased at $3,994,291
                     on 07/02/2001, collateralized by $4,150,000 U.S. Treasury Bill,
                     3.530% maturing 12/27/2001 (value $4,077,375)                                            3,993,000
       9,300,000     Agreement with Lehman Brothers Holdings, Inc., 3.940%
                     dated 06/29/2001, to be repurchased at $9,303,054 on
                     07/02/2001, collateralized by $9,650,000 Federal Home Loan
                     Bank, 3.710%, maturing 12/21/2001 and $10,000 Federal Home
                     Loan Bank, 4.300%, maturing 02/25/2003 (value $9,487,364)                                9,300,000
       9,300,000     Agreement with Salomon Smith Barney, Inc., 4.100% dated
                     06/29/2001, to be repurchased at $9,303,178 on 07/02/2001, collateralized by $9,480,000 U.S. Treasury Note, 4.250% maturing 03/03/2003
                     (value $9,584,276)                                                                       9,300,000
                                                                                                       ----------------

TOTAL REPURCHASE AGREEMENTS
   (Cost  $22,593,000)                                                                                       22,593,000
                                                                                                       ----------------


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Portfolio of Investments, June 30, 2001
                                    (Continued)
               -----------------------------------------------------------------

                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (Cost  $93,432,286*)                                                              101.8%       $     72,944,802
                                                                                              --------------------

OTHER ASSETS AND
LIABILITIES (NET)                                                                     (1.8)             (1,319,876)
                                                                       -------------------    --------------------

NET ASSETS                                                                           100.0%       $     71,624,926
                                                                       ===================    ====================



------------------------

*    Aggregate cost for Federal tax purposes is $93,661,385.

** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001, these securities represent 5.53% of net assets.

                         Security              Acquisition Date   Acquisition Cost
                         --------              ----------------   ----------------
              Dot TV                              11/01/2000           $3,000,000
              Centerpoint Ventures III            03/07/2001              187,500
              Nea X Ltd.                          10/26/2000              200,000
                                                  01/08/2001              100,000
              Realnames Corporation               10/17/2000            2,000,000
              See Commerce                        04/05/2001            1,500,000
              Tech Farm Ventures                  12/19/2000              250,000
                                                  04/27/2001              250,000
              Telesoft Corporation                03/16/2001              300,000
              Trident Capital Finance, Inc.       10/18/2000              200,000

+    Non-income producing security.


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Statement of Assets and Liabilities, June 30, 2001

               -----------------------------------------------------------------


ASSETS:
Investments at Value: (Cost $93,432,286)
    See accompanying schedules:
       Securities.......................................................................                $     50,351,802
       Repurchase agreements............................................................                      22,593,000
                                                                                                        ----------------
Total Investments.......................................................................                      72,944,802
Cash....................................................................................                         308,435
Receivable for investment securities sold...............................................                         160,166
Receivable from investment advisor......................................................                          38,233
Interest receivable.....................................................................                           4,886
                                                                                                        ----------------
    Total Assets........................................................................                      73,456,522
                                                                                                        ----------------

LIABILITIES:

Payable for investment securities purchased.............................................                       1,548,135
Investment advisory fee payable.........................................................                         110,420
Distribution fees payable...............................................................                          28,177
Accrued Trustees' fees and expenses.....................................................                          20,467
Transfer agent fee payable..............................................................                          14,308
Custodian fees payable..................................................................                           8,787
Administration fee payable..............................................................                           6,241
Accrued expenses and other payables.....................................................                          95,061
                                                                                                        ----------------
    Total Liabilities...................................................................                       1,831,596
                                                                                                        ----------------

NET ASSETS..............................................................................                $     71,624,926
                                                                                                        ================


NET ASSETS consist of:
Accumulated net realized loss on investments sold.......................................                     (71,585,152)
Net unrealized depreciation of investments..............................................                     (20,487,484)
Par value...............................................................................                           6,722
Paid-in capital in excess of par value..................................................                     163,690,840
                                                                                                        ----------------
Total Net Assets........................................................................                $     71,624,926
                                                                                                        ================

NET ASSET VALUE
    ($71,624,926 / 6,722,376 shares of common stock outstanding)........................                $          10.65
                                                                                                        ================


                       See Notes to Financial Statements.

               Munder @Vantage Fund
                      Statement of Operations, Period Ended June 30, 2001 (a)

               -----------------------------------------------------------------


INVESTMENT INCOME:
Interest................................................................................                $      1,381,282
Dividends...............................................................................                          12,516
                                                                                                        ----------------
    Total investment income.............................................................                       1,393,798
                                                                                                        ----------------

EXPENSES:
Investment advisory fee.................................................................                       1,416,778
Shareholder servicing fees..............................................................                         354,219
Transfer agent fees.....................................................................                         172,450
Administration fee......................................................................                          80,050
Accrued Trustees' fees and expenses.....................................................                          56,980
Legal and audit fees....................................................................                          44,690
Registration and filing fees............................................................                          44,045
Custodian fees..........................................................................                          19,445
Other...................................................................................                          41,259
                                                                                                        ----------------
       Total Expenses...................................................................                       2,229,916
                                                                                                        ----------------
Expenses reimbursed by investment advisor...............................................                        (104,769)
                                                                                                        -----------------
       Net Expenses.....................................................................                       2,125,147
                                                                                                        ----------------

NET INVESTMENT LOSS.....................................................................                        (731,349)
                                                                                                        -----------------


NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions (including net realized loss of
    $16,347,293 on sale of investment in affiliated securities).........................                     (71,585,152)
Net change in unrealized depreciation of securities.....................................                     (20,487,484)
                                                                                                        -----------------
Net realized and unrealized loss on investments.........................................                     (92,072,636)
                                                                                                        -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                $    (92,803,985)
                                                                                                        ================

-------------------------

(a) The Munder @Vantage Fund commenced operations on October 17, 2000.


                       See Notes to Financial Statements.

       Munder @Vantage Fund
              Statement of Changes in Net Assets, Period Ended June 30, 2001 (a)

       -------------------------------------------------------------------------


Net investment loss.....................................................................                $       (731,349)
Net realized loss on investments sold...................................................                     (71,585,152)
Net change in unrealized depreciation of investments....................................                     (20,487,484)
                                                                                                        -----------------
Net decrease in net assets resulting from operations....................................                     (92,803,985)

Net increase in net assets from Fund share transactions.................................                     164,428,911
                                                                                                        ----------------

Net increase in net assets..............................................................                      71,624,926

NET ASSETS:
Beginning of period.....................................................................                               -
                                                                                                        ----------------

End of period...........................................................................                $     71,624,926
                                                                                                        ================

------------------------

(a) The Munder @Vantage Fund commenced operations on October 17, 2000.



                       See Notes to Financial Statements.

      Munder @Vantage Fund (a)
             Financial Highlights, For a Share Outstanding Throughout The Period

      --------------------------------------------------------------------------


                                                                                                       PERIOD
                                                                                                       ENDED
                                                                                                       6/30/01
                                                                                                       ---------
Net asset value, beginning of period...............................................                      $ 24.00
                                                                                                         -------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss................................................................                        (0.11)
Net realized and unrealized loss on investments....................................                       (13.15)
                                                                                                          ------
Total from investment operations...................................................                       (13.26)
                                                                                                          ------
DECREASE FROM INVESTMENT OPERATIONS:
Offering costs.....................................................................                        (0.09)
                                                                                                          ------
Net decrease in net asset value....................................................                       (13.35)
                                                                                                          ------
Net asset value, end of period.....................................................                       $10.65
                                                                                                          ======
TOTAL RETURN (B)...................................................................                       (55.63)%
                                                                                                          ======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................................                      $71,625
Ratio of operating expenses to average net assets..................................                         3.00%  (c)
Ratio of net investment loss to average net assets.................................                        (1.03)% (c)
Portfolio turnover rate............................................................                           95%
Ratio of operating expenses to average net assets
     without expenses reimbursed...................................................                         3.15%  (c)

--------

(a) The Munder @Vantage Fund commenced operations on October 17, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.



                       See Notes to Financial Statements.

                Munder @Vantage Fund
                       Notes To Financial Statements, June 30, 2001

                ----------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder @Vantage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, and was organized as a Delaware business trust on April 7, 2000. The Fund commenced operations on October 17, 2000.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: The Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                Munder @Vantage Fund
                       Notes To Financial Statements, June 30, 2001
                                    (Continued)
                ----------------------------------------------------------------

     Options: The Fund may write put or call options on securities it owns or has the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When the Fund purchases an option, the premium paid by the Fund is recorded as an asset. When the Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 10% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income, if any, is reflected as Securities Lending income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financials statements issued for fiscal years beginning December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

                Munder @Vantage Fund
                       Notes To Financial Statements, June 30, 2001
                                    (Continued)
                ----------------------------------------------------------------

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 2.00% of the value of the Fund's average daily net assets.

     The Advisor voluntarily agreed to reimburse certain operating expenses exceeding 0.50% of average net assets of the Fund. Reimbursement under this agreement totaled $104,769.

     Each Trustee of the Fund is paid an annual retainer of $5,000 plus $500 for each Board meeting attended, plus out-of-pocket expenses related to such attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 for each committee ($6,000 for the Committee Chairman) plus a fee of $1,500 for each meeting of the committee attended or $750 for each telephone meeting, if any. No officer, director or employee of the Advisor or Comerica, Inc. ("Comerica") receives any compensation from the Fund. Comerica, through its wholly owned subsidiary Comerica Bank, owns approximately 94% of the Advisor.

3.   SHAREHOLDER SERVICING PLAN

     The Fund has adopted a Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay each selected broker or dealer a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such broker or dealer.

     Comerica is among the Service Organizations who receive shareholder service fees for the Fund under the Plan. For the period ended June 30, 2001, the Distributor paid $105 to Comerica for shareholder services provided to the Fund.

4.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $206,472,468 and $64,048,029, respectively, for the period ended June 30, 2001.

     At June 30, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $4,193,118 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $24,909,701.

                Munder @Vantage Fund
                       Notes To Financial Statements, June 30, 2001
                                    (Continued)
                ----------------------------------------------------------------


5.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the fund has ownership of at least 5% of the outstanding voting securities. During the period ended June 30, 2001, the Fund held the following affiliated security:

                                                 PURCHASED                   SOLD
                                                 ---------                   ----
                             VALUE AT                                                          VALUE AT      REALIZED
           AFFILIATE        10/17/00 (A)      COST        SHARES       COST        SHARES      6/30/01         LOSS
           ---------        ------------      ----        ------       ----        ------      -------       --------
   Internet Infrastructure
   HOLDRS Trust                $      -   $35,035,200     864,000  $35,035,200    864,000      $    -      $(16,347,293)
                                                                                                           ============

     (a) The Munder @Vantage Fund commenced operations on October 17, 2000.

6.   COMMON STOCK

     At June 30, 2001, the Fund is authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

     Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

     Quarterly repurchase offers commence each January, April, July, and October; and will be completed in the following month.

     Changes in common stock for the Fund were as follows:

                                                                                                        PERIOD ENDED
                                                                                                        6/30/01 (A)
                                                                                           ----------------------------------
                                                                                               SHARES           AMOUNT
                                                                                               ------           ------
Sold...........................................................                                7,057,777     $168,739,903  (b)
Redeemed.......................................................                                 (335,401)      (4,310,992)
                                                                                               ---------      -----------
Net increase...................................................                                6,722,376     $164,428,911
                                                                                               =========     ============

(a)      The Munder @Vantage Fund commenced operations on October 17, 2000.

(b)      Net of offering costs of $643,601.

7.   INDUSTRY CONCENTRATION

     The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

     The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an IPO within a period of several months to several years form the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. The Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

                Munder @Vantage Fund
                       Notes To Financial Statements, June 30, 2001
                                    (Continued)
                ----------------------------------------------------------------

8.   REVOLVING LINE OF CREDIT

     Effective December 20, 2000, the Munder Funds established a revolving line of credit with State Street Bank and Trust Company in which the Fund, and other funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the Fund's total assets. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the period ended June 30, 2001, the Fund did not utilize the revolving line of credit and total commitment fees were $223.

9.   DEBT COMMITMENTS

     The Fund invests in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2001, the Fund has a total commitment to contribute $17,512,500 to various issuers when and if required.

10.  INCOME TAX INFORMATION

     Certain losses realized after October 31, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2000 and June 30, 2001 of $71,356,053.

                Report of Ernst & Young LLP, Independent Auditors



To the Board of Trustees and Shareholders of Munder @Vantage Fund



We have audited the accompanying statement of assets and liabilities of the Munder @Vantage Fund (the "Fund"), including the portfolio of investments, as of June 30, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 17, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder @Vantage Fund at June 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the period from October 17, 2000 (commencement of operations) to June 30, 2001, in conformity with accounting principles generally accepted in the United States.


                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
August 15, 2001

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

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

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


                                                           THE MUNDER @VANTAGE
                                                           FUND

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANN@VAN0601

INVESTMENT ADVISOR: Munder Capital Management